Fees Summary	Mar. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,977,600.00
Previously Paid Amount	0.00
Total Fee Amount	273.11
Total Offset Amount	0.00
Net Fee	$ 273.11